EXECUTION DRAFT
                                                               DECEMBER 17, 1997

                          AGREEMENT AND PLAN OF MERGER

                          dated as of December 17, 1997

                                  by and among

                                METALS USA, INC.

                              IM ACQUISITION CORP.
                       (a subsidiary of Metals USA, Inc.)

                          INDEPENDENT METALS CO., INC.

                                       and

                          the Stockholders named herein

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

                                       TABLE OF CONTENTS
                                                                                          Page

1.      THE MERGER...........................................................................1

        1.1    THE MERGER....................................................................1
               ----------
        1.2    EFFECTIVE TIME................................................................1
               --------------
        1.3    CERTIFICATE OF INCORPORATION, BY-LAWS AND BOARD OF DIRECTORS OF SURVIVING
               -------------------------------------------------------------------------
               CORPORATION...................................................................2
               -----------
        1.4    EFFECT OF MERGER..............................................................2
               ----------------
        1.5    NAME CHANGE...................................................................3
               -----------

2.      CONVERSION OF STOCK; CLOSING.........................................................3

        2.1    MANNER OF CONVERSION..........................................................3
               --------------------
        2.2    CLOSING.......................................................................3
               -------
3.      REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS...................................4

        3.1    DUE ORGANIZATION..............................................................4
               ----------------
        3.2    AUTHORIZATION.................................................................4
               -------------
        3.3    CAPITAL STOCK OF THE COMPANY..................................................5
               ----------------------------
        3.4    SUBSIDIARIES..................................................................5
               ------------
        3.5    FINANCIAL STATEMENTS..........................................................5
               --------------------
        3.6    LIABILITIES AND OBLIGATIONS...................................................6
               ---------------------------
        3.7    ACCOUNTS AND NOTES RECEIVABLE.................................................6
               -----------------------------
        3.8    PERMITS AND INTANGIBLES.......................................................6
               -----------------------
        3.9    ENVIRONMENTAL MATTERS.........................................................7
               ---------------------
        3.10   PERSONAL PROPERTY.............................................................7
               -----------------
        3.11   SIGNIFICANT CUSTOMERS; MATERIAL CONTRACTS AND COMMITMENTS.....................8
               ---------------------------------------------------------
        3.12   REAL PROPERTY.................................................................8
               -------------
        3.13   INSURANCE.....................................................................9
               ---------
        3.14   COMPENSATION; EMPLOYMENT AGREEMENTS; ORGANIZED LABOR MATTERS..................9
               ------------------------------------------------------------
        3.15   EMPLOYEE BENEFIT PLANS........................................................9
               ----------------------
        3.16   CONFORMITY WITH LAW; LITIGATION..............................................11
               -------------------------------
        3.17   TAXES........................................................................11
               -----
        3.18   NO VIOLATIONS; CONSENTS REQUIRED.............................................12
               --------------------------------
        3.19   GOVERNMENT CONTRACTS.........................................................13
               --------------------
        3.20   ABSENCE OF CHANGES...........................................................13
               ------------------
        3.21   DEPOSIT ACCOUNTS; POWERS OF ATTORNEY.........................................14
               ------------------------------------

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
        3.22   COMPETING LINES OF BUSINESS; RELATED-PARTY TRANSACTIONS......................15
               -------------------------------------------------------
        3.23   DISCLOSURE...................................................................15
               ----------
        3.24   PREEMPTIVE RIGHTS............................................................15
               -----------------
        3.25   CERTAIN BUSINESS PRACTICES...................................................15
               --------------------------

4.      REPRESENTATIONS OF METALS...........................................................15

        4.1    DUE ORGANIZATION.............................................................15
               ----------------
        4.2    AUTHORIZATION................................................................16
               -------------
        4.3    NO VIOLATIONS................................................................16
               -------------
        4.4    VALIDITY OF OBLIGATIONS......................................................16
               -----------------------
        4.5    METALS STOCK.................................................................16
               ------------

5.      COVENANTS PRIOR TO CLOSING..........................................................17

        5.1    COOPERATION..................................................................17
               -----------
        5.2    CONDUCT OF BUSINESS PENDING CLOSING..........................................17
               -----------------------------------
        5.3    PROHIBITED ACTIVITIES........................................................17
               ---------------------
        5.4    NO SHOP......................................................................18
               -------
        5.5    FURTHER ASSURANCES...........................................................18
               ------------------
        5.6    NOTICES AND CONSENTS.........................................................18
               --------------------

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF STOCKHOLDERS AND

        COMPANY.............................................................................18
        6.1    REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS...................18
        6.2    SATISFACTION.................................................................18
        6.3    CONSENTS AND APPROVALS.......................................................18
        6.4    NO MATERIAL ADVERSE EFFECT...................................................19
        6.5    TAX MATTERS..................................................................19
        6.6    BORROWINGS...................................................................19

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF METALS AND

        NEWCO...............................................................................19
        7.1    REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS...................19
        7.2    NO MATERIAL ADVERSE EFFECT...................................................19
        7.3    SATISFACTION.................................................................19
        7.4    CONSENTS AND APPROVALS.......................................................19

8.      DELIVERIES..........................................................................20
        8.1    OPINION OF COUNSEL TO THE COMPANY............................................20
        8.2    OPINION OF COUNSEL TO METALS.................................................20

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
8.3     EMPLOYMENT AND CONSULTING AGREEMENTS................................................20
        ------------------------------------
        8.4    GOOD STANDING CERTIFICATES...................................................20
               --------------------------
        8.5    ESCROW AGREEMENT.............................................................20
               ----------------
        8.6    FIRPTA CERTIFICATE...........................................................20
               ------------------
        8.7    RELATED PARTY TRANSACTIONS...................................................20
               --------------------------
        8.8    HSR FILINGS..................................................................21
               -----------
        8.9    STOCKHOLDERS' RELEASE........................................................21
               ---------------------
        8.10   NONCOMPETITION AGREEMENT.....................................................21
               ------------------------
        8.11   DELIVERY OF CONSIDERATION....................................................21
               -------------------------

9.      POST-CLOSING COVENANTS..............................................................21

        9.1    PREPARATION AND FILING OF TAX RETURNS........................................21
               -------------------------------------
        9.2    FURTHER ASSURANCES...........................................................22
               ------------------
10.     INDEMNIFICATION.....................................................................22

        10.1   SURVIVAL OF STOCKHOLDERS' REPRESENTATIONS AND WARRANTIES.  ..................22
               --------------------------------------------------------
        10.2   GENERAL INDEMNIFICATION BY THE STOCKHOLDERS..................................22
               -------------------------------------------
        10.3   INDEMNIFICATION BY METALS....................................................23
               -------------------------
        10.4   THIRD PERSON CLAIMS..........................................................23
               -------------------
        10.5   METHOD OF PAYMENT............................................................24
               -----------------
        10.6   LIMITATIONS ON INDEMNIFICATION...............................................24
               ------------------------------
        10.7   SOLE REMEDY..................................................................24
               -----------

11.     TERMINATION OF AGREEMENT............................................................24

        11.1   TERMINATION..................................................................24
               -----------
12.     NONDISCLOSURE OF CONFIDENTIAL INFORMATION...........................................25

        12.1   GENERAL......................................................................25
               -------
        12.2   EQUITABLE RELIEF.............................................................25
               ----------------
        12.3   SURVIVAL.....................................................................25
               --------

13.     INTENDED TAX TREATMENT

         ...................................................................................26
        13.1   TAX-FREE REORGANIZATION......................................................26
               -----------------------
14.     SECURITIES LAW MATTERS..............................................................27
        14.1   ECONOMIC RISK; SOPHISTICATION................................................27
               -----------------------------
        14.2   COMPLIANCE WITH LAW..........................................................27
               -------------------
        14.3   CONTRACTUAL RESTRICTIONS.....................................................27
               ------------------------

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
15.     GENERAL.............................................................................27
        15.1   COOPERATION..................................................................27
               -----------
        15.2   SUCCESSORS AND ASSIGNS.......................................................28
               ----------------------
        15.3   ENTIRE AGREEMENT.............................................................28
               ----------------
        15.4   COUNTERPARTS.................................................................28
               ------------
        15.5   BROKERS AND AGENTS...........................................................28
               ------------------
        15.6   EXPENSES.....................................................................28
               --------
        15.7   NOTICES......................................................................28
               -------
        15.8   GOVERNING LAW................................................................29
               -------------
        15.9   SURVIVAL OF REPRESENTATIONS AND WARRANTIES...................................29
               ------------------------------------------
        15.10  EFFECT OF INVESTIGATION; KNOWLEDGE...........................................29
               ----------------------------------
        15.11  EXERCISE OF RIGHTS AND REMEDIES..............................................30
               -------------------------------
        15.12  TIME.........................................................................30
               ----
        15.13  REFORMATION AND SEVERABILITY.................................................30
               ----------------------------
        15.14  REMEDIES CUMULATIVE..........................................................30
               -------------------
        15.15  CAPTIONS.....................................................................30
               --------


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                                           SCHEDULES

SCHEDULE 2.1        Share Value Calculation/Conversion
SCHEDULE 3.1.       Due Organization
SCHEDULE 3.2.       Authorization
SCHEDULE 3.3.       Capital Stock of the Company
SCHEDULE 3.4.       Subsidiaries
SCHEDULE 3.5.       Financial Statements
SCHEDULE 3.6.       Liabilities and Obligations
SCHEDULE 3.7.       Accounts and Notes Receivable
SCHEDULE 3.8.       Permits and Intangibles
SCHEDULE 3.9.       Environmental Matters
SCHEDULE 3.10.      Personal Property
SCHEDULE 3.11.      Significant Customers; Material Contracts and Commitments
SCHEDULE 3.12.      Real Property
SCHEDULE 3.13.      Insurance
SCHEDULE 3.14.      Compensation; Employment Agreements; Organized Labor Matters
SCHEDULE 3.15.      Employee Benefit Plans
SCHEDULE 3.16.      Conformity with Law; Litigation
SCHEDULE 3.17.      Taxes
SCHEDULE 3.18.      No Violations; No Consents Required
SCHEDULE 3.20.      Absence of Changes
SCHEDULE 3.21.      Deposit Accounts; Powers of Attorney
SCHEDULE 3.22.      Competing Lines of Business; Related-party Transactions
SCHEDULE 4.2.       Authorization
SCHEDULE 5.3.       Prohibited Activities
SCHEDULE 8.3.       Employment and Consulting Agreements
SCHEDULE 8.7.       Related Party Transactions
SCHEDULE 10.6(e).   Limitation on Indemnification
SCHEDULE 15.7.      Notices



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                                       -v-
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                                            ANNEXES

ANNEX I        -   FORM OF EMPLOYMENT AGREEMENTS

ANNEX II       -   FORM OF OPINION OF COUNSEL TO COMPANY AND
                   STOCKHOLDERS

ANNEX III      -   FORM OF OPINION OF COUNSEL TO METALS

ANNEX IV       -   FORM OF ESCROW AGREEMENT

ANNEX V        -   FORM OF NON COMPETITION AGREEMENT

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                          AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of December 17, 1997, by and among METALS USA, INC., a Delaware corporation ("Metals"), IM ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of Metals ("Newco"), INDEPENDENT METALS CO., INC., a Wisconsin corporation (the "Company"), and the stockholders identified on the signature pages hereto (the "Stockholders"). The Stockholders are the only stockholders of the Company.

        WHEREAS, the respective Boards of Directors of Newco and the Company (collectively called the "Constituent Corporations") deem it advisable and in the best interests of the Constituent Corporations and their respective stockholders that the Company merge with and into Newco pursuant to this Agreement and the applicable provisions of the laws of the State of Delaware and of the State of Wisconsin (the "State of Incorporation"); and

        WHEREAS, the Boards of Directors of the Constituent Corporations have approved and adopted this Agreement as a plan of reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

        NOW, THEREFORE, in consideration of the mutual agreements, representations and warranties herein contained, the parties hereto hereby agree as follows:

1.      THE MERGER

        1.1 THE MERGER. On the terms and subject to the conditions of this Agreement, at the Effective Time (as defined below), the Company shall be merged with and into Newco (the "Merger") and the separate existence of the Company shall cease, all in accordance with the provisions of the law of the State of Incorporation and the General Corporation Law of the State of Delaware (the "DGCL"). Newco shall be the surviving corporation in the Merger and is sometimes hereinafter called the "Surviving Corporation".

        1.2 EFFECTIVE TIME. The Merger shall become effective at such time (the "Effective Time") as certificates of merger, in form appropriate for filing, are filed with the Secretaries of State (or other appropriate authorities) of the State of Delaware and the State of Incorporation (the "Merger Filings"). The Merger Filings shall be made simultaneously with or as soon as practicable after the closing of the transactions contemplated by this Agreement.

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        1.3     CERTIFICATE OF INCORPORATION, BY-LAWS AND BOARD OF DIRECTORS OF
                SURVIVING CORPORATION. At the Effective Time:

               (i) the Certificate of Incorporation of Newco then in effect shall be the Certificate of Incorporation of the Surviving Corporation until changed as provided by law;

               (ii)the By-laws of Newco then in effect shall be the By-laws of the Surviving Corporation until they shall thereafter be duly amended;

               (iii)the Board of Directors of the Surviving Corporation shall consist of (a) the persons who were directors of the Company immediately prior to the Effective Time, and (b) J. Michael Kirksey, who shall be appointed to the Board of Directors of the Surviving Corporation effective immediately after the Effective Time (and, if necessary, the size of the Board of Directors of the Surviving Corporation shall be expanded so as to accommodate such appointment); and

               (iv)the officers of the Company immediately prior to the Effective Time shall become officers of the Surviving Corporation in the same capacity or capacities, and J. Michael Kirksey shall be appointed as an additional Vice President, and Keith St. Clair shall be appointed as an Assistant Treasurer, and John A. Hageman shall be appointed as an Assistant Secretary, of the Surviving Corporation.

        1.4 EFFECT OF MERGER. At the Effective Time, the effect of the Merger shall be as provided in the DGCL and the law of the State of Incorporation. Except as herein specifically set forth, the identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of Newco shall continue unaffected and unimpaired by the Merger and the corporate franchises, existence and rights of the Company shall be merged with and into Newco, and Newco, as the Surviving Corporation, shall be fully vested therewith. At the Effective Time, the separate existence of the Company shall cease and, in accordance with the terms of this Agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public, as well as of a private, nature, and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all taxes, including those due and owing and those accrued, and all other choses in action, and all and every other interest of or belonging to or due to the Company and Newco shall be taken and deemed to be transferred to, and vested in, the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Company and Newco; and the title to any real estate, or interest therein, whether by deed or otherwise, under the laws of the State of Incorporation vested in the Company and Newco, shall not revert or be in any way impaired by reason of the Merger. Except as otherwise provided herein, the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of the Company and Newco and any claim existing, or action or proceeding pending, by or against the Company or Newco may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in their place. Neither the rights of creditors nor any liens upon the property of the Company or Newco shall be impaired

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by the Merger, and all debts, liabilities and duties of the Company and Newco shall attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by such Surviving Corporation.

        1.5 NAME CHANGE. As a part of the Merger, Metals shall cause the Surviving Corporation to change its name to "Independent Metals Co., Inc.".

2.      CONVERSION OF STOCK; CLOSING

        2.1 MANNER OF CONVERSION. The manner of converting the shares of (i) outstanding capital stock of the Company ("Company Stock") and (ii) Newco Stock, issued and outstanding immediately prior to the Effective Time, respectively, into shares of (x) Metals Stock (as defined below) and (y) common stock of the Surviving Corporation, respectively, shall be as follows:

        As of the Effective Time:

                   (i) as set forth on SCHEDULE 2.1, each share of Company Stock issued and outstanding immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, automatically shall be converted into the right to receive its pro rata interest in the aggregate consideration payable to all holders of Company Stock, which consideration shall consist of (a) 607,079 shares of common stock, par value $.01 per share, of Metals ("Metals Stock"), plus (b) $6,675,000 (payable by wire transfer of immediately available funds), plus (c) $375,000 in cash and 26,549 shares of Metals Stock as may be distributed to the Stockholders in accordance with the terms of the Escrow Agreement being entered into in connection herewith;

                   (ii) all shares of Company Stock, if any, that are held by the Company as treasury stock shall be canceled and retired and no shares of Metals Stock or other consideration shall be delivered or paid in exchange therefor; and

                   (iii) each share of Newco Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall continue to be owned by Metals immediately after the Effective Time.

        2.2 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place by exchange among the parties of facsimiles of executed documents to be delivered at the Closing (with executed originals to be exchanged by overnight courier service or other means acceptable to the parties) on the date (the "Closing Date") on which the conditions set forth herein to the obligations of the parties to consummate the transactions described herein are satisfied or waived or on such other date and place as the parties may mutually determine. At the Closing the Stockholders shall deliver to Metals the certificates representing the Company Stock, duly endorsed in blank by the Stockholders, or accompanied by duly executed blank stock powers.

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The Stockholders agree promptly to cure any deficiencies with respect to the endorsement of the stock certificates or other documents of conveyance with respect to such Company Stock or with respect to the stock powers accompanying any Company Stock.

3.      REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

        The Stockholders severally represent and warrant that all of the following representations and warranties are true at the date of this Agreement. For purposes of this Section 3, except as the context otherwise requires, the term "Company" shall mean and refer to the Company and each of its subsidiaries, including without limitation, Metal Ventures L.L.C., a Wisconsin limited liability company. An item described on any Schedule referred to in any Section of this Article 3 shall be considered to have been described on all other Schedules referred to in this Article 3 without the necessity of duplication or cross referencing, and not withstanding that certain matters are cross referenced in such Schedules.

        3.1 DUE ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing, and Metal Ventures L.L.C. is a limited liability company duly formed and validly existing, under the laws of the State of Incorporation, and each has all requisite power and authority to carry on its business as it is now being conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so authorized or qualified would not be reasonably likely to have a material adverse effect on the business, operations, properties, assets or financial condition of the Company taken as a whole (as used herein with respect to the Company, or with respect to any other person, a "Material Adverse Effect"). SCHEDULE 3.1 sets forth a list of all jurisdictions in which the Company is authorized or qualified to do business. True, complete and correct copies of the Certificate of Incorporation and Bylaws, each as amended, of the Company (the "Charter Documents") are all attached to SCHEDULE 3.1. The stock records of the Company, a copy of which is attached to SCHEDULE 3.1, are correct and complete in all material respects. There are no minutes for the past three years that have not been made available to Metals, and all of such minutes are correct and complete in all material respects.

        3.2 AUTHORIZATION. (i) The representatives of the Company executing this Agreement have the authority to enter into and bind the Company to the terms of this Agreement and (ii) the Company has the full legal right, power and authority to enter into this Agreement and the Merger, all of which have been unanimously approved by Stockholders and by the Board of Directors of the Company. Copies of resolutions adopted by the Stockholders and the Board of Directors of the Company approving this Agreement and the Merger, certified by the Secretary or an Assistant Secretary of the Company, are attached hereto as
SCHEDULE 3.2. This Agreement has been validly executed and delivered by the Company and the Stockholders and constitutes the legal, valid and

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
binding obligation of each of them enforceable in accordance with its terms, subject to the laws of bankruptcy, insolvency, moratorium, and other laws generally affecting the enforcement of creditors' rights, and except that enforcement is subject to general equitable principles.

        3.3 CAPITAL STOCK OF THE COMPANY. The authorized capital stock of the Company consists solely of (i) 56,000 shares of common stock, par value $1.00 per share, of which 670 shares are issued and outstanding. The Company Stock is owned of record and beneficially by the Stockholders in the amounts set forth on
SCHEDULE 3.3 and, except as set forth on SCHEDULE 3.3, and except as otherwise provided by Section 180.0622(2)(b) of the Wisconsin Statutes, as judicially interpreted, all of such shares are owned free and clear of all liens, security interests, pledges, charges, voting trusts, restrictions, encumbrances and claims of every kind; provided that each Stockholder is only making the foregoing representation and warranty to the extent it applies to the Company Stock shown as owned by such Stockholder on SCHEDULE 3.3. All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, except as otherwise provided by Section 180.0622(2)(b) of the Wisconsin Statutes, as judicially interpreted, and were offered, issued, sold and delivered by the Company in compliance with all applicable state and federal laws concerning the issuance of securities. None of such shares were issued in violation of any preemptive rights or similar rights of any person. Except as set forth on SCHEDULE 3.3 which sets forth the existing options and option holders of Company, no option, warrant, call, conversion right or commitment of any kind exists which obligates the Company to issue any shares of its capital stock or obligates any Stockholder to transfer any shares of Company Stock to any person except pursuant to this Agreement.

        3.4 SUBSIDIARIES. Except as set forth on SCHEDULE 3.4, the Company has no subsidiaries and has not conducted business under any name except its exact legal name set forth on its certificate or articles of incorporation. Except as set forth in SCHEDULE 3.4, the Company does not own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into capital stock or any other equity interest in any corporation, association or other business entity, and the Company is not, directly or indirectly, a participant in any joint venture, partnership or other non-corporate entity.

        3.5 FINANCIAL STATEMENTS. Complete and correct copies of the following financial statements are attached as SCHEDULE 3.5:

               (i) balance sheets of the Company as of December 31, 1996, December 31, 1995 and September 30, 1994, and any related statements of operations, stockholder's equity and cash flows for the years ended December 31, 1996, December 31, 1995 and September 30, 1994, together with any related notes and schedules (the "Year-end Financial Statements"); and

               (ii)balance sheet of the Company as of October 31, 1997 (the "Balance Sheet Date"), and any related statements of operations, stockholder's equity and cash flows for the ten-month period then ended, together with any related notes and schedules (the "Interim Financial Statements"). The Year-end Financial Statements and the Interim Financial Statements are collectively referred to as the "Financial Statements".

        Except as provided on SCHEDULE 3.5, the Financial Statements have been prepared from the books and records of the Company in conformity with generally accepted accounting principles applied on a basis consistent with preceding years and throughout the periods involved ("GAAP") and present fairly the financial position and results of operations of the Company as of the dates of such statements and for the periods covered thereby. The books of account of the Company have been kept accurately in all material respects in the ordinary course of business, the transactions entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of the Company have been properly recorded therein in all material respects.

        3.6 LIABILITIES AND OBLIGATIONS. Except as and to the extent disclosed and adequately provided for on the face of the Financial Statements (rather than in any notes thereto) or on SCHEDULE 3.6 hereto, and except for liabilities and obligations which have arisen since the Balance Sheet Date in the ordinary course of business or in connection with the transaction contemplated hereby, to the knowledge of the Stockholders or Company, the Company has no liabilities or obligations of a type required by GAAP to be reflected on a balance sheet, whether accrued, absolute, secured or unsecured, contingent or otherwise.

        3.7 ACCOUNTS AND NOTES RECEIVABLE. SCHEDULE 3.7 sets forth an accurate summary list of the accounts and notes receivable of the Company, as of the Balance Sheet Date, and generated subsequent to the Balance Sheet Date to within five business days of the date hereof. Receivables from and advances to employees and the Stockholders and any entities or persons related to or affiliated with the Stockholders are separately identified on SCHEDULE 3.7.
SCHEDULE 3.7 also sets forth an accurate aging analysis of all accounts as of the Balance Sheet Date, showing amounts due in 30-day aging categories. Except to the extent reflected on SCHEDULE 3.7, all such accounts, notes and other receivables were incurred in the ordinary course of business.

        3.8 PERMITS AND INTANGIBLES. To the knowledge of the Company and the Stockholders, the Company holds all licenses, permits and other governmental authorizations required in connection with the conduct of the Company's business. SCHEDULE 3.8 sets forth an accurate list and summary description of all such licenses, permits and other governmental authorizations, trademarks, trade names, patents, patent applications and copyrights owned or held by the Company (including interests in software or other technology systems, programs and intellectual property) (it being understood and agreed that a list of all environmental permits and other environmental approvals is set forth on SCHEDULE 3.9). To the knowledge of the Company and the Stockholders, the licenses, permits and other governmental authorizations listed on SCHEDULES 3.8 and 3.9 are valid, and the Company has not received any notice that any person intends to cancel, terminate or not

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
renew any such license, permit or other governmental authorization. To the knowledge of the Company and the Stockholders, the Company has conducted and is conducting its business in compliance with the requirements, standards, criteria and conditions set forth in the licenses, permits and other governmental authorizations listed on SCHEDULES 3.8 and 3.9 and is not in violation of any of the foregoing. Except as specifically set forth on SCHEDULE 3.8 or 3.9, the transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded to the Company by, any such licenses, permits or government authorizations.

        3.9 ENVIRONMENTAL MATTERS. To the knowledge of the Company and the Stockholders, except as set forth on SCHEDULE 3.9: (A) the Company is in substantial compliance with all federal, state, and local statutes (civil and criminal), laws, ordinances, regulations, rules, notices, permits, judgments, orders and decrees relating to environmental protection (collectively "Environmental Laws") including, without limitation, those relating to the protection of air, water, land and the generation, storage, handling, transportation, treatment or disposal of Hazardous Wastes (as defined in the federal Resource Conservation and Recovery Act ("RCRA")), Hazardous Materials (as defined in the federal Hazardous Materials Transportation Act ("HMTA")), and Hazardous Substances (as defined in the federal Comprehensive Environmental Response Compensation and Liability Act ("CERCLA")), and petroleum and petroleum products except to the extent that any noncompliance with any Environmental Laws, individually, (i) has not had and is not reasonably likely to have a Material Adverse Effect on the Company, and (ii) is not reasonably likely to necessitate any material expenditure by or on behalf of the Company; (B) the Company has obtained and is in substantial compliance with all necessary permits and other approvals required under any Environmental Laws to treat, transport, store, dispose of and otherwise handle Hazardous Wastes (as defined in RCRA), Hazardous Materials (as defined in HMTA), and Hazardous Substances (as defined in CERCLA), a list of all of which permits and approvals is set forth on
SCHEDULE 3.9; (C) there have been no releases (as defined in Environmental Laws) at, from, or on any property owned or operated by the Company during the Company's ownership or operation of such property except as permitted by Environmental Laws; and (D) there is no on-site or off-site location at or to which the Company has transported or disposed of or arranged for the transportation of Hazardous Wastes (as defined in RCRA), Hazardous Materials (as defined in HMTA) or Hazardous Substances (as defined in CERCLA) which is the subject of any federal, state, or local enforcement action or any other investigation which is reasonably likely to lead to any claim against the Company, Metals or Newco for any clean-up cost, remedial work, damage to natural resources, or property damage under any Environmental Laws.

        3.10 PERSONAL PROPERTY. SCHEDULE 3.10 sets forth an accurate list of (a) all personal property included in "plant and equipment" on the balance sheet of the Company as of the Balance Sheet Date, (b) all other tangible personal property other than inventory or supplies owned by the Company with an individual value in excess of $10,000 (i) as of the Balance Sheet Date and (ii) acquired since the Balance Sheet Date and (c) all leases of personal property, including, in the case

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of each of (a), (b) and (c), an indication as to which assets are currently owned, by the Stockholders, relatives of the Stockholders, or Affiliates of the Company or the Stockholders. True, correct and complete copies of all of the documents listed on SCHEDULE 3.10 have been delivered to Metals. Except as set forth and specifically described on SCHEDULE 3.10, (i) all material tangible personal property used by the Company in its business is either owned by the Company or leased by the Company pursuant to a lease included on SCHEDULE 3.10,
(ii) all of the personal property listed on SCHEDULE 3.10 is in a condition, taken as a whole, which is adequate for the conduct of the Company's business and is maintained by the Company in accordance with reasonable maintenance practices and (iii) all leases included on SCHEDULE 3.10 are in full force and effect and constitute valid and binding agreements of the parties (and their successors) thereto in accordance with their respective terms.

        3.11 SIGNIFICANT CUSTOMERS; MATERIAL CONTRACTS AND COMMITMENTS. SCHEDULE
3.11 sets forth a list of (i) all customers representing 1% or more of the Company's revenues for (a) the year ended December 31, 1996, and (b) the period from January 1, 1997 to the Balance Sheet Date, and (ii) to the knowledge of the Company and the Stockholders, all material contracts, commitments and similar agreements to which the Company is a party or by which it or any of its properties are bound (including, but not limited to, contracts with significant customers, joint venture or partnership agreements, contracts with any labor organizations, strategic alliances and options to purchase land, but excluding contracts, commitments and similar agreements with customers representing less than 1% of the Company's revenues for the periods of January 1, 1997 to the Balance Sheet Date). True, complete and correct copies of such agreements have been provided to Metals. Except as described on SCHEDULE 3.11, (i) none of the Company's customers identified on SCHEDULE 3.11 with respect to the period of January 1, 1997 to the Balance Sheet Date have canceled or substantially reduced or, to the knowledge of the Company and the Stockholders, are currently attempting or threatening to cancel a contract or substantially reduce utilization of the services provided by the Company, and (ii) the Company has complied with all material commitments and obligations pertaining to it, and is not in default, under any contracts or agreements listed on SCHEDULE 3.11 and no notice of default under any such contract or agreement has been received by the Company. SCHEDULE 3.11 also includes a summary description of all plans or projects involving the opening of new operations, expansion of existing operations, the acquisition of any property, business or assets requiring, in any event, the payment in the aggregate of more than $10,000 by the Company.

        3.12 REAL PROPERTY. SCHEDULE 3.12 includes a list of all real property owned or leased by the Company at the date hereof, and all other real property, if any, used by the Company in the conduct of its business. Except as set forth on SCHEDULE 3.12, the Company has good and marketable title in fee simple to the real property it purports to own, subject to no encumbrances except encumbrances that do not interfere with the use of such property, and has good and valid leasehold interests in the real property it purports to lease. True, complete and correct copies of all leases and agreements in respect of real property leased by the Company have been furnished to Metals. Except

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as set forth on SCHEDULE 3.12, all of such leases included on SCHEDULE 3.12 are in full force and effect and constitute valid and binding agreements of the parties (and their successors) thereto in accordance with their respective terms.

        3.13 INSURANCE. SCHEDULE 3.13 sets forth an accurate list as of the Balance Sheet Date of all insurance policies carried by the Company and an accurate list of all insurance loss runs or workers compensation claims received for the past three policy years. True, complete and correct copies of all insurance policies currently in effect have been provided to Metals. Such insurance policies evidence all of the insurance that the Company is required to carry pursuant to all of its contracts and other agreements and, to the knowledge of the Company and the Stockholders, pursuant to all applicable laws. None of such policies is a "claims made" policy. All of such insurance policies are currently in full force and effect.

        3.14 COMPENSATION; EMPLOYMENT AGREEMENTS; ORGANIZED LABOR MATTERS.
SCHEDULE 3.14 sets forth an accurate list showing all officers and directors of the Company, and management personnel of the Company with annual salaries of $50,000 or more, listing all employment agreements with such officers, directors and management personnel and their annual salaries, bonuses payable and other compensation payable other than fringe benefits as of (i) the Balance Sheet Date and (ii) the date hereof. Attached to SCHEDULE 3.14 are true, complete and correct copies of any employment agreements for the persons listed on SCHEDULE
3.14 and all other employment and other agreements of any nature containing any provision that could require the Company to make any payment to any person as a result of the transactions contemplated by this Agreement. Since the Balance Sheet Date, except as set forth on SCHEDULE 3.14, there have been no increases in the compensation payable or any special bonuses to any officer, director, or other employee, except ordinary salary and wage increases implemented on a basis consistent with past practices.

        Except as set forth on SCHEDULE 3.14, (i) the Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any arrangement with any labor union, (ii) no employees of the Company are represented by any labor union or covered by any collective bargaining agreement, (iii) to the knowledge of the Company and the Stockholders, no campaign to establish such representation is in progress and (iv) there is no pending or, to the knowledge of the Company and the Stockholders, threatened, labor dispute involving the Company and any group of its employees. The Company has not experienced any labor interruptions over the past five years.

        3.15 EMPLOYEE BENEFIT PLANS. SCHEDULE 3.15 sets forth an accurate schedule showing all employee benefit plans of Company, including all agreements or arrangements (other than agreements or arrangements set forth on SCHEDULE 3.14) containing "golden parachute" or other similar provisions, and deferred compensation agreements, together with true, complete and correct copies of such plans, agreements and any trusts related thereto, and classifications of employees covered thereby as of the Balance Sheet Date. Except for the employee benefit plans, if any, described on SCHEDULE 3.15, the Company does not sponsor, maintain or contribute to any plan

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                                       -8-
program, fund or arrangement that constitutes an "employee pension benefit plan," nor does the Company have any obligation to contribute to or accrue or pay any benefits under any deferred compensation or retirement funding arrangement on behalf of any employee or employees (such as, for example, and without limitation, any individual retirement account or annuity, any "excess benefit plan" (within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or any non-qualified deferred compensation arrangement). For the purposes of this Agreement, the term "employee pension benefit plan" shall have the same meaning as is given that term in Section 3(2) of ERISA. The Company has not sponsored, maintained or contributed to any employee pension benefit plan other than the plans set forth on SCHEDULE 3.15, and is not required to contribute to any retirement plan pursuant to the provisions of any collective bargaining agreement establishing the terms and conditions or employment of any of the Company's employees.

        The Company is not now, and cannot as a result of its past activities become, liable to the Pension Benefit Guaranty Corporation or to any multi employer employee pension benefit plan under the provisions of Title IV of ERISA. To the knowledge of the Company and the Stockholders, all employee benefit plans listed on SCHEDULE 3.15 and the administration thereof are in compliance in all material respects with their terms and all applicable provisions of ERISA and the regulations issued thereunder, as well as with all other applicable federal, state and local statutes, ordinances and regulations. Except as set forth on SCHEDULE 3.15, all accrued contribution obligations of Company with respect to any plan listed on SCHEDULE 3.15 have either been fulfilled in their entirety or are fully reflected on the balance sheet of the Company as of the Balance Sheet Date. All plans listed on SCHEDULE 3.15 that are intended to qualify (the "Qualified Plans") under Section 401(a) of the Code are, and have been so qualified and have been determined by the Internal Revenue Service to be so qualified, and copies of the determination letters relating thereto are included as part of SCHEDULE 3.15. Except as disclosed on SCHEDULE 3.15, all reports and other documents required to be filed with any governmental agency or distributed to plan participants or beneficiaries (including, but not limited to, actuarial reports, audits or tax returns) have been timely filed or distributed, and copies of the most recent provisions thereof are included as part of SCHEDULE 3.15. To the knowledge of the Company and the Stockholders, neither the Stockholders, any plan listed in SCHEDULE 3.15 nor the Company has engaged in any transaction prohibited under the provisions of Section 4975 of the Code or Section 406 of ERISA. No plan listed in SCHEDULE 3.15 has incurred an accumulated funding deficiency, as defined in Section 412(a) of the Code and
Section 302(1) of ERISA; and the Company has not incurred any liability for excise tax or penalty due to the Internal Revenue Service or any liability to the Pension Benefit Guaranty Corporation. There have been no terminations, partial terminations or discontinuance of contributions to any such Qualified Plan intended to qualify under Section 401(a) of the Code without notice to and approval by the Internal Revenue Service; no plan listed in SCHEDULE 3.15 subject to the provisions of Title IV of ERISA has been terminated; there have been no "reportable events" (as that phrase is defined in Section 4043 of ERISA) with respect to any such plan listed in SCHEDULE 3.15; the Company has not incurred liability under Section 4062 of ERISA; and no circumstances exist pursuant to which the Company could have any

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                                       -9-
direct or indirect liability whatsoever (including, but not limited to, any liability to any multi employer plan or the PBGC under Title IV of ERISA or to the Internal Revenue Service for any excise tax or penalty, or being subject to any statutory lien to secure payment of any such liability) with respect to any plan now or heretofore maintained or contributed to by any entity other than the Company that is, or at any time was, a member of a "controlled group" (as defined in Section 412(n)(6)(B) of the Code) that includes the Company.

        3.16 CONFORMITY WITH LAW; LITIGATION. Except as set forth on SCHEDULE 3.16, there are no claims, actions, suits or proceedings, pending or, to the knowledge of the Company and the Stockholders, threatened against or affecting the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over the Company. Except as set forth on
SCHEDULE 3.16, no notice of any claim, action, suit or proceeding, whether pending or threatened, has been received by the Company during the last three years (except customer claims received in the ordinary course of business) and, to the knowledge of the Company and the Stockholders, there is no basis therefor. Except as set forth on SCHEDULE 3.16, to the knowledge of the Company and the Stockholders, the Company has conducted for the past three years and now conducts its business in material compliance with all laws, regulations, writs, injunctions, decrees and orders applicable to the Company or its assets. To the knowledge of the Company and the Stockholders, the Company is not in violation of any law or regulation or any order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over any of them.

        3.17 TAXES. For purposes of this Agreement, the term "Taxes" shall mean all taxes, charges, fees, levies or other assessments including, without limitation, income, gross receipts, excise, property, sales, withholding, social security, unemployment, occupation, use, service, license, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the United States or any state, local or foreign government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, fines, penalties or additional amounts attributable to or imposed with respect to any such taxes, charges, fees, levies or other assessments.

        To the knowledge of the Company and the Stockholders (which qualifier applies to all of this sentence), and except as set forth on SCHEDULE 3.17, all Tax returns ("Returns") required to be filed with respect to any Tax for which the Company is liable have been duly and timely filed with the appropriate taxing authority, each Tax shown to be payable on each such Return has been paid, each Tax payable by the Company by assessment has been timely paid in the amount assessed to the extent due. Except as set forth on SCHEDULE 3.17, the Company is not, and never has been, liable for any Tax payable by reason of the income or property of a Person other than the Company or Metal Ventures L.L.C. To the knowledge of the Company and the Stockholders, the Company has timely filed true, correct and complete declarations of estimated Tax in each jurisdiction in which any such

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declaration is required to be filed by it. To the knowledge of the Company and the Stockholders, no liens for Taxes exist upon the assets of the Company except liens for Taxes which are not yet due. The Company is not, and never has been, subject to Tax in any jurisdiction outside the United States. Except as set forth on SCHEDULE 3.17, no litigation with respect to any Tax for which the Company is asserted to be liable is pending or, to the knowledge of the Company and the Stockholders, threatened, and, to the knowledge of the Company and the Stockholders, no basis exists on which any claim for any such Tax can be asserted against the Company. There are no requests for rulings or determinations in respect of any Taxes pending between the Company and any taxing authority. Except as set forth on SCHEDULE 3.17, no extension of any period during which any Tax may be assessed or collected and for which the Company is or may be liable has been granted to any taxing authority. The Company is not, and has not been, party to any tax allocation or sharing agreement. To the knowledge of the Company and the Stockholders, all amounts required to be withheld by the Company and paid to governmental agencies for income, social security, unemployment insurance, sales, excise, use and other Taxes have been collected or withheld and paid to the proper taxing authority to the extent payment is due. The Company has made all deposits required by law to be made with respect to employees' withholding and other employment Taxes. Neither the Company nor any stockholder is a "foreign person," as that term is referred to in Section 1445(f)(3) of the Code. The Company has not filed a consent pursuant to Section 341 (f) of the Code or any comparable provision of any other tax statute and has not agreed to have Section 341 (f)(2) of the Code or any comparable provision of any other Tax statute apply to any disposition of an asset. The Company has not made, is not obligated to make and is not a party to any agreement that could require it to make any payment that is not deductible under Section 280G of the Code. Except as provided on SCHEDULE 3.17, no asset of the Company is subject to any provision of applicable law which eliminates or reduces the allowance for depreciation or amortization in respect of that asset below the allowance generally available to an asset of its type. Except as set forth on SCHEDULE 3.17, no accounting method changes of the Company exist or are proposed or, to the knowledge of the Company and the Stockholders, threatened which could give rise to an adjustment under Section 481 of the Code.

        The Stockholders made a valid election under the provisions of Subchapter S of the Code, and the Company has not, within the past five years, been taxed under the provisions of Subchapter C of the Code.

        3.18 NO VIOLATIONS; CONSENTS REQUIRED. The Company is not in violation of any of its Charter Documents. Except as set forth on Schedule 3.18, to the knowledge of the Stockholders or Company, neither the Company nor any other party thereto, is in default under any lease, instrument, license, permit or material agreement to which the Company is a party or by which its properties are bound (the "Material Documents") that would have a Material Adverse Effect on the Company. Except as set forth on SCHEDULE 3.18, the execution of this Agreement and the performance of the obligations hereunder and the consummation of the transactions contemplated hereby will not result in any material violation or breach or constitute a default under, any of the terms or provisions of

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the Material Documents or the Charter Documents, and the rights and benefits of the Company under the Material Documents will not be adversely affected by the transactions contemplated hereby. Except as set forth on SCHEDULE 3.18, none of the Material Documents requires notice to, or any consent or approval that has not been obtained of, any governmental agency or other third party with respect to any of the transactions contemplated hereby in order to remain in full force and effect. Except as set forth on SCHEDULE 3.18, consummation of the transactions contemplated hereby will not give rise to any right to termination, cancellation or acceleration or loss of any material right or benefit. None of the Material Documents prohibits or restricts the Company from freely providing services to any other person.

        3.19 GOVERNMENT CONTRACTS. The Company is not a party to any governmental contracts subject to price redetermination or renegotiation.

        3.20 ABSENCE OF CHANGES. Since the Balance Sheet Date, the Company has conducted its operations in the ordinary course of business and, except as set forth on SCHEDULE 3.20, there has not been:

               (i) any material adverse change in the financial condition, assets, liabilities (contingent or otherwise), income or business of the Company;

               (ii) any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the properties or business of the Company;

               (iii) any change in the authorized capital of the Company or its outstanding securities or any change in its ownership interests or any grant of any options, warrants, calls, conversion rights or commitments;

               (iv) any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of the Company;

               (v) any increase in the compensation, bonus, sales commissions or fee arrangement payable or to become payable by the Company to any of its officers, directors, Stockholders, employees, consultants or agents;

               (vi) any work interruptions, labor grievances or claims filed materially adversely affecting the business of the Company;

               (vii) any sale or transfer, or any agreement to sell or transfer, any material assets, property or rights of Company (other than inventory) to any person, including, without limitation, the Stockholders and their affiliates;

               (viii) any cancellation, or agreement to cancel, any indebtedness or other obligation owing to the Company, including without limitation any indebtedness or obligation of any Stockholder, customer or any affiliate thereof, other than adjustments of amounts owed by customers which, in the aggregate, are not materially different than those experienced by the Company in the ordinary course of its business;

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               (ix) any plan, agreement or arrangement entered into granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of the Company or requiring consent of any party to the transfer and assignment of any such assets, property or rights;

               (x) any purchase or acquisition of, or agreement, plan or arrangement entered into to purchase or acquire, any property, rights or assets outside of the ordinary course of the Company's business;

               (xi) any waiver of any material rights or claims of the Company, provided, however, that this shall not be deemed to apply to ordinary adjustments of bills with customers consistent with past practice;

               (xii) any amendment or termination of any material contract, agreement, license, permit or other right to which the Company is a party;

               (xiii) any transaction by the Company outside the ordinary course of its business;
               (xiv) any cancellation or termination of a material contract with a customer or client prior to the scheduled termination date; or

               (xv) any distribution of property or assets by the Company other than in the ordinary course of business.

               (xvi) any change in the Company's Articles of Incorporation or By-laws;
               (xvii) any contract, commitment or liability entered into or incurred or any capital expenditures made except in the normal course of business consistent with past practice in an individual amount not in excess of $10,000 and in an aggregate amount not in excess of $200,000;

               (xviii) any mortgage, pledge or other lien or encumbrance upon any assets or properties created, except (1) with respect to purchase money liens incurred in connection with the acquisition of equipment with an aggregate cost not in excess of $50,000 necessary or desirable for the conduct of the business of the Company, (2) (A) liens for taxes either not yet due or being contested in good faith and by appropriate proceedings (and for which contested taxes adequate reserves have been established and are being maintained) or (B) materialmen's, mechanics', workers', repairmen's, employees' or other like liens arising in the ordinary course of business;

               (xix) any transfer or disposition of any property or equipment except in the normal course of business;

               (xx) any other transaction outside the ordinary course of its business or prohibited hereunder; or

               (xxi) any increase or commitment to any increase in the salary, bonus, commission or other compensation of any officer, director, employee or agent of the Company except for ordinary salary and wage increases implemented on a basis consistent with past practices.

        3.21 DEPOSIT ACCOUNTS; POWERS OF ATTORNEY. SCHEDULE 3.21 sets forth a schedule as of the date of this Agreement of: (i) the name of each financial institution in which the Company has accounts or safe deposit boxes, (ii) the names in which the accounts or boxes are held, (iii) the type of account and account number, and (iv) the name of each person authorized to draw thereon or have access thereto. SCHEDULE 3.21 also sets forth the name of each person, corporation, firm or other

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entity holding any general or special power of attorney from the Company and a description of the terms of each such power.

        3.22 COMPETING LINES OF BUSINESS; RELATED-PARTY TRANSACTIONS. Except as set forth on SCHEDULE 3.22, neither the Stockholders nor any other affiliate of the Company owns, directly or indirectly, any interest in, or is an officer, director, employee or consultant of or otherwise receives remuneration from, any business which is a competitor, lessor, lessee, customer or supplier of the Company, except for ownership of less than 1% of the outstanding stock of any publicly traded company in which such person has no management or other similar position. Except as set forth on SCHEDULE 3.22, no officer, director or stockholder of the Company has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Company's business.

        3.23 DISCLOSURE. To the knowledge of the Company and the Stockholders, no representation or warranty contained in this Agreement contains any untrue statement or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

        3.24 PREEMPTIVE RIGHTS. The Stockholders do not have, and hereby waive, any preemptive or other right to acquire shares of the Company's capital stock that the Stockholders have or may have had. No other person has any preemptive or other right to acquire any shares of the Company's capital stock.

        3.25 CERTAIN BUSINESS PRACTICES. To the knowledge of the Company and the Stockholders, neither the Company nor any person acting on behalf of the Company, has given or offered anything of value to any governmental official, political party or candidate for government office nor has it or any of them otherwise taken any action which would cause the Company to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any law of similar effect.

4.      REPRESENTATIONS OF METALS

        Metals represents and warrants that all of the following representations and warranties in this Section 4 are true at the date of this Agreement.

        4.1 DUE ORGANIZATION. Metals and Newco are each corporations duly incorporated, validly existing and in good standing under the laws of the state of Delaware, and each has the requisite power and authority to carry on its business as it is now being conducted. Metals and Newco are each qualified to do business and are each in good standing in each jurisdiction in which the nature of its business makes such qualification necessary, except where the failure to be so authorized or qualified would not have a Material Adverse Effect.

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        4.2 AUTHORIZATION. (i) The respective representatives of Metals and
Newco executing this Agreement have the authority to enter into and bind Metals and Newco to the terms of this Agreement and (ii) Metals and Newco have the full legal right, power and authority to enter into this Agreement and the Merger. Copies of resolutions adopted by the Board of Directors of Metals and Newco and Metals as the sole stockholder of Newco approving this Agreement and the Merger, certified by the secretary or an assistant secretary of each of Metals and Newco, are attached hereto as SCHEDULE 4.2.

        4.3 NO VIOLATIONS. The execution of this Agreement and the performance of the obligations hereunder and the consummation of the transactions contemplated hereby will not result in any violation or breach or constitute a default under any of the terms or provisions of (i) the Restated Certificate of Incorporation, as amended, of Metals or the Amended and Restated Bylaws of Metals or the Certificate of Incorporation or Bylaws of Newco; or (ii) any lease, instrument, license, permit or material agreement to which Metals or Newco is a party or by which any of their properties are bound.

        4.4 VALIDITY OF OBLIGATIONS. The execution and delivery of this Agreement by Metals and Newco and the performance of the transactions contemplated herein have been duly and validly authorized by the respective Boards of Directors of Metals and Newco and by Metals as the sole shareholder of Newco and this Agreement has been duly and validly authorized by all necessary corporate action. This Agreement has been validly executed and delivered by Metals and Newco and constitutes the legal, valid and binding obligation of Metals and Newco enforceable in accordance with its terms, subject to the laws of bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally.

        4.5 METALS STOCK. At the time of issuance thereof, the Metals Stock to be delivered to the Stockholders pursuant to this Agreement will constitute valid and legally issued, fully paid and nonassessable shares of Metals. The offer and sale of the Metals Stock to be delivered to the Stockholders pursuant to this Agreement have been registered on Metals' Registration Statement on Form S-1 originally filed with the Securities and Exchange Commission on September 12, 1997 (Registration No. 333-35575) (such Registration Statement, as amended at the time of the delivery of the Metals Stock to the Stockholders pursuant to this Agreement, being herein called the "Registration Statement"; and the Prospectus contained therein being herein called the "Prospectus"). The shares of Metals Stock to be delivered to the Stockholders have been approved for listing on The New York Stock Exchange, subject to official notice of issuance.

        4.6 FINANCIAL STATEMENTS. Metals has previously delivered to each stockholder copies of the Prospectus. There has been no change since the date of such Prospectus which has had a material adverse affect on the business, operations or financial condition of Metals and its subsidiaries.

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        4.7 BUSINESS CONTINUITY. It is the present intention of Metals and Newco for the Surviving Corporation to continue at least one significant historic business line of the Company, or to use are least significant portion of the Company's historic business assets in a business, in each case within the meaning of Reg. Section 1.368-1(d) under the Code.

5.      COVENANTS PRIOR TO CLOSING

        5.1 COOPERATION. Between the date of this Agreement and the Closing Date, the Company and Metals will cooperate with one another and their respective auditors and counsel in the preparation of any documents or other material which may be required in connection with this Agreement. Metals, Newco, the Stockholders and the Company will treat all information obtained in connection with the negotiation and performance of this Agreement as confidential in accordance with the confidentiality agreements previously executed by the parties.

        5.2 CONDUCT OF BUSINESS PENDING CLOSING. Between the date of this Agreement and the Closing Date, the Company will, use commercially reasonable efforts to carry on its respective businesses in substantially the same manner as it has heretofore and not introduce any material new method of management, operation or accounting.

        5.3 PROHIBITED ACTIVITIES. Except as set forth on SCHEDULE 5.3, between the date hereof and the Closing Date, the Company will not, without prior written consent of Metals, which will not be unreasonably withheld:

               (i)  make any change in its Articles of Incorporation or By-laws;

               (ii) issue any securities, options, warrants, calls, conversion rights or commitments relating to its securities of any kind;

               (iii) declare or pay any dividend, or make any distribution in respect of its stock (other than the declaration and payment of $2.5 million of dividends to the Stockholders) whether now or hereafter outstanding, or purchase, redeem or otherwise acquire or retire for value any shares of its stock;

               (iv) sell, assign, lease or otherwise transfer or dispose of any property or equipment except in the normal course of business;

               (v) negotiate for the acquisition of any business or the start-up of any new business;
               (vi) merge or consolidate or agree to merge or consolidate with or into any other corporation or other entity;

               (vii) enter into any other transaction outside the ordinary course of its business or prohibited hereunder except that the Company may borrow funds in order to pay a $2.5 million dividend to the Stockholders; or

               (viii) increase or commit to any increase in the salary, bonus, commission or other compensation of any officer, director, employee or agent of the Company outside of the ordinary course of business.

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        5.4 NO SHOP. Neither the Stockholders, the Company, nor any agent, officer, director, trustee or any representative of any of the foregoing will, during the period commencing on the date of this Agreement and ending with the earlier to occur of the Closing Date or the termination of this Agreement in accordance with its terms, directly or indirectly:

               (i) solicit or initiate the submission of proposals or offers from any person for,
               (ii) participate in any discussions pertaining to, or
               (iii) furnish any information to any person other than Metals or its authorized agents relating to, any acquisition or purchase of all or a material amount of the assets of, or any equity interest in, the Company or a merger, consolidation or business combination involving the Company.

        5.5 FURTHER ASSURANCES. The parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.

        5.6 NOTICES AND CONSENTS. The Company will use commercially reasonable best efforts to give any notices to third parties, and obtain any third party consents, that may be necessary to consummate the transactions contemplated hereby.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF STOCKHOLDERS AND
        COMPANY

        The obligations of the Stockholders and the Company with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions.

        6.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. All representations and warranties of Metals contained in Section 6 shall be true and correct in all material respects as of the Closing Date as though such representations and warranties had been made as of that time; all of the terms, covenants and conditions of this Agreement to be complied with and performed by Metals and Newco on or before the Closing Date shall have been duly complied with and performed in all material respects; and certificates to the foregoing effect dated the Closing Date and signed by the President or any Vice President of Metals shall have been delivered to the Stockholders.

        6.2 SATISFACTION. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental hereto and all other related legal matters shall be reasonably satisfactory to the Company and its counsel.

        6.3 CONSENTS AND APPROVALS. All necessary consents of and filings with any governmental authority or agency relating to the consummation of the transaction contemplated

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herein shall have been obtained and made and no action or proceeding shall have been instituted or threatened to restrain or prohibit the Merger and no governmental agency or body shall have taken any other action or made any request of the Company as a result of which the Company deems it inadvisable to proceed with the transactions hereunder.

        6.4 NO MATERIAL ADVERSE EFFECT. No event or circumstance shall have occurred with respect to Metals that would constitute a Material Adverse Effect.

        6.5 TAX MATTERS. Tax advisors to the Stockholders shall have delivered an opinion to the Stockholders that the Merger will constitute a reorganization under Sections 368(a)(1)(A) and (a)(2)(D) of the Code.

        6.6 BORROWINGS. Company shall have paid a $2.5 million dividend to the Stockholders before the Closing Date.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF METALS AND NEWCO

        The obligations of Metals and Newco with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions.

        7.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. All the representations and warranties of the Stockholders and the Company contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date; all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Stockholders and the Company on or before the Closing Date, as the case may be, shall have been duly performed or complied with in all material respects; and the Stockholders shall have delivered to Metals certificates dated the Closing Date to such effect.

        7.2 NO MATERIAL ADVERSE EFFECT. Since the date of this Agreement, no event or circumstance shall have occurred with respect to the Company which would constitute a Material Adverse Effect.

        7.3 SATISFACTION. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental hereto and all other related legal matters shall be reasonably satisfactory to Metals and its counsel.

        7.4 CONSENTS AND APPROVALS. As of the Closing Date, the Company shall have delivered all material consents as set forth on Schedule 3.18. All necessary consents of and filings with any governmental authority or agency relating to the consummation of the transactions contemplated

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herein (including the expiration or termination of the waiting period under the
Hart-Scott-Rodino Antitrust Improvements Act of 1976) shall have been obtained and made shall have been obtained; and no action or proceeding shall have been instituted or threatened to restrain or prohibit the Merger and no governmental agency or body shall have taken any other action or made any request of Metals as a result of which Metals deems it inadvisable to proceed with the transactions hereunder.

8.      DELIVERIES

        8.1 OPINION OF COUNSEL TO THE COMPANY. On the Closing Date, counsel to the Company and the Stockholders shall deliver to Metals an opinion dated as of the Closing Date in the form of ANNEX II.

        8.2 OPINION OF COUNSEL TO METALS. On the Closing Date, counsel to Metals shall deliver to the Company an opinion dated as of the Closing Date in the form of ANNEX III.

        8.3 EMPLOYMENT AND CONSULTING AGREEMENTS. On the Closing Date, the Surviving Corporation and Barry C. Quinnies shall enter into the Employment Agreement in the form of Annex I-A hereto. On the Closing Date, the Surviving Corporation shall enter into an Employment Agreement in the form of Annex I-B with those persons listed on Schedule 8.3 who desire to enter into such an agreement..

        8.4 GOOD STANDING CERTIFICATES. On the Closing Date, the Company shall deliver to Metals a certificate, dated as of a date no earlier than twenty days prior to the Closing Date, duly issued by the appropriate governmental authority in the State of Incorporation and in each state in which the Company is authorized to do business, showing the Company is in good standing and authorized to do business.

        8.5 ESCROW AGREEMENT. On the Closing Date, the persons identified in the form of Escrow Agreement attached hereto as ANNEX IV shall enter into an escrow agreement in the form of such ANNEX IV, which provides for a post-Closing balance sheet review as described therein.

        8.6 FIRPTA CERTIFICATE. On the Closing Date, each Stockholder shall deliver to Metals a certificate to the effect that he is not a foreign person pursuant to Section 1.1445-2(b) of the Treasury regulations.

        8.7 RELATED PARTY TRANSACTIONS. Except as set forth on SCHEDULE 8.7, on the Closing Date all existing leases, agreements and arrangements between the Company and any Stockholder or any affiliate of any Stockholder (including without limitation any stockholders agreements, voting agreements, voting trusts, options, warrants and employment agreements between the Company and any employee except as specifically approved in writing by Metals) are either being canceled or the terms thereof are being renegotiated on an arm's length basis satisfactory to Metals.

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        8.8 HSR FILINGS. Metals shall bear all filing fees for all filings required by the Hart- Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") in connection with the transactions contemplated hereby. Metals shall bear all of its expenses of preparing its filings under the HSR Act, and the Company shall bear all of the Company's expenses of preparing the Company's filings under the HSR Act.

        8.9 STOCKHOLDERS' RELEASE. On the Closing Date, the Stockholders shall deliver to Metals an instrument dated as of the Closing Date releasing the Company from (i) any and all claims of the Stockholders against the Company and
(ii) obligations of the Company to the Stockholders, except for (x) rights to indemnification under the Company's Charter, Bylaws and applicable state statutes, (y) continuing obligations to Stockholders relating to employment by the Company and salary and fringe benefits owed with respect to employment prior to the Closing Date and (z) obligations arising under this Agreement.

        8.10 NONCOMPETITION AGREEMENT. Barry C. Quinnies shall enter into and deliver to Metals a Noncompetition Agreement in the form of ANNEX V hereto as of the Closing Date.

        8.11 DELIVERY OF CONSIDERATION. On the Closing Date, Metals shall deliver and pay to the Stockholders the shares of Metals Stock and cash provided for at Sections 2.1(i)(a) and (b).

9.      POST-CLOSING COVENANTS

        9.1    PREPARATION AND FILING OF TAX RETURNS.

               (i) At the expense of the Surviving Corporation, the Stockholders shall file or cause to be filed all income tax returns for the Company for all taxable periods that end on or before the Closing Date, but in each case only after furnishing Metals a copy of the return to be filed at least five business days before the filing thereof. All such filings shall be consistent with the Company's filings for the three preceding years except for the Company's current year election to be treated as a dealer in securities pursuant to Internal Revenue Code Section 475. The Stockholders shall control all matters pertaining to income taxes and returns for periods when the Company was an S corporation for tax purposes, including, without limitation, audits and refund claims, and shall be solely responsible for any and all income taxes owed, but shall not amend any return without the consent of Metals, which consent shall not be unreasonably withheld. In the event of an audit, Company shall bear the expenses of such audit, including any appeal within the applicable tax authority, but Stockholders shall bear the costs of any litigation resulting from such audit.

               (ii) Metals shall file or cause to be filed all other tax returns for the Surviving Corporation and the Company.

               (iii) Each party hereto shall, and shall cause its subsidiaries and affiliates to, provide to each of the other parties hereto such cooperation and information as any of them reasonably may request in filing any tax returns, amended tax returns or claim for refund, determining a liability for

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Taxes or a right to refund of Taxes or in conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of all relevant portions of relevant tax returns, together with relevant accompanying schedules and relevant work papers, relevant documents relating to rulings or other determinations by taxing authorities and relevant records concerning the ownership and Tax basis of property, which such party may possess. Metals and the Surviving Corporation shall make their employees reasonably available on a mutually convenient basis at their cost to provide explanation of any documents or information so provided. Metals and the Surviving Corporation shall bear all costs of filing such tax returns.

        9.2 FURTHER ASSURANCES. The parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.

10.     INDEMNIFICATION

        The Stockholders, Metals and Newco each make the following covenants that are applicable to them, respectively:

        10.1 SURVIVAL OF STOCKHOLDERS' REPRESENTATIONS AND WARRANTIES.

               (a) The representations and warranties of the Stockholders made in this Agreement and in the documents and certificates delivered in connection herewith shall survive the Merger for a period of one year after the Closing Date, except that the representations and warranties relating to tax matters shall survive for a period of four years after the Closing Date, and the representations and warranties relating to environmental matters shall survive for a period of three years after the Closing Date; provided, however, that representations and warranties and indemnification obligations with respect to which a claim is made within the applicable survival period shall survive until such claim is finally determined and paid.

               (b) The representations and warranties of Metals and Newco made in this Agreement and in the certificates delivered in connection herewith shall survive the Merger for a period of two years after the date hereof, provided, however, that representations and warranties (and related indemnification obligations) with respect to which a claim is made within such period shall survive until such claim is finally determined and paid.

               (c) The date on which a representation or warranty expires as provided herein is herein called the "Expiration Date." No claim for indemnification may be made with respect to a representation or warranty after the Expiration Date, other than claims based on fraud.

        10.2 GENERAL INDEMNIFICATION BY THE STOCKHOLDERS. The Stockholders severally covenant and agree to indemnify, defend, protect, and hold harmless Metals and the Surviving Corporation

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
(the "Metals Indemnitees") at all times from and after the date of this Agreement until the Expiration Date from and against all claims, damages actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) (collectively "Damages") incurred by such indemnified person as a result of or incident to (i) any breach of any representation or warranty of the Stockholders set forth herein, and (ii) any breach or nonfulfillment of any covenant or agreement by the Company or the Stockholders under this Agreement, provided, however, that the payment of any amount of Damages shall be reduced by any tax, insurance, or other third party recovery benefit accruing to the Indemnified Party as a result of the event giving rise to such Damages, even though such benefit may arise after the Expiration Date. Notwithstanding the foregoing, the term "Damages" shall not include any punitive damages. Each Indemnified Party agrees in good faith to make insurance claims for all matters which are covered by insurance.

        10.3 INDEMNIFICATION BY METALS. Metals covenants and agrees that it will indemnify, defend, protect and hold harmless the Stockholders at all times from and after the date of this Agreement until the Expiration Date from and against all Damages incurred by the Stockholders as a result of (i) any breach of any representation or warranty of Metals or Newco set forth herein or in the certificates delivered in connection herewith; or (ii) any breach or nonfulfillment of any covenant or agreement by Metals, Newco or the Surviving Corporation under this Agreement.

        10.4 THIRD PERSON CLAIMS. Promptly after any party hereto (the "Indemnified Party") has received notice of or has knowledge of any claim by a person not a party to this Agreement ("Third Person") or the commencement of any action or proceeding by a Third Person that may give rise to a right of indemnification hereunder, such Indemnified Party shall give to the party obligated to provide indemnification hereunder (an "Indemnifying Party") written notice of such claim or the commencement of such action or proceeding; provided, however, that the failure to give such notice will not relieve such Indemnifying Party from liability under this Section with respect to such claim, action or proceeding, except to the extent that the Indemnifying Party has been actually prejudiced as a result of such failure. The Indemnifying Party (at its own expense) may assume the primary defense of such claim, suit or proceedings. The Indemnified Party will cooperate with and make available to the Indemnifying Party such assistance and materials as may be reasonably requested of it without charge, and the Indemnified Party shall have the right, at its expense, to participate in the defense. The Indemnifying Party shall have the right to settle and compromise such claim, action, or proceeding; provided, however, that no settlement or compromise of any claim shall be made without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed, unless such settlement or compromise results in the complete release of all claims against the Indemnified Party with respect to such claim, action or proceeding. In the event the indemnifying Party declines to conduct the defense against any such claim, action or proceeding, then the Indemnified Party shall have the right to conduct the defense against such claim, action or proceeding and shall have the right to settle or compromise such claim, action or proceeding upon five days notice to, but without the consent of, the Indemnifying Party.

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        10.5 METHOD OF PAYMENT. All claims for indemnification shall be paid in cash. Any indemnification payment by the Stockholders under this Section 10 will be treated as an adjustment to the exchange consideration for tax purposes unless a final determination with respect to the Indemnified Party or any of its affiliates causes such payment not to be treated as an adjustment to the exchange consideration for United States federal income tax purposes.

        10.6 LIMITATIONS ON INDEMNIFICATION. (a) The Metals Indemnitees shall not be entitled to indemnification with respect to any matter under Section 10.2(i) until the total amount of Damages that the Metals Indemnitees are entitled to indemnification under Section 10.2(i), but for this Section 10.6(a) exceeds $250,000 (the "Indemnification Basket"), and then only for the excess over the Indemnification Basket. The Stockholders shall not be entitled to indemnification with respect to any matter under Section 10.3(i) until the total amount of Damages that the Stockholders are entitled to indemnification under
Section 10.3(i), but for this Section 10.6(a), exceeds the Indemnification Basket, then only for the excess over the Indemnification Basket. No person shall be entitled to indemnification under this Section 10 if and to the extent that such person's claim for indemnification is directly or indirectly caused by a breach by such person of any representation, warranty, covenant or other agreement set forth is this Agreement.

        (b) The aggregate liability of the Stockholders in connection with their indemnification obligations under Section 10.2 shall not exceed $6,375,000.

        (c) If the Metals Indemnitees bring any claim for indemnification against any Stockholder pursuant to this Section 10, such Stockholder shall only be liable to pay a percentage of the aggregate amount payable to the Metals Indemnities hereunder as a result of the matter giving rise to such indemnification claim, which is equal to the percentage set forth opposite such Stockholder's name on SCHEDULE 10.6(C).

        (d) The Metals Indemnitees shall not be entitled to indemnification under Section 10.2(i) with respect to a breach of a representation or warranty, if, on the date hereof, Arthur L. French, Stephen R.. Baur, Keith St. Clair, John A. Hageman, Keith Stubbs or Craig Doveala had actual (and not constructive or implied) knowledge of such breach.

        10.7 SOLE REMEDY. The sole remedy of the Metals Indemnitees for any claim for monetary damages resulting or arising in any manner from or with respect to the transactions contemplated by this Agreement shall be a claim for indemnity made pursuant to, and subject to the limitations contained in, this
Section 10.


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11.     TERMINATION OF AGREEMENT

        11.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date solely:

               (i)  by mutual consent of Metals and the Company;

               (ii) by Metals or by the Company, if the transactions contemplated by this Agreement to take place at the Closing shall not have been consummated by January 15, 1998 (the "Termination Date"), unless the failure of such transactions to be consummated is due to the willful failure of the party seeking to terminate this Agreement to perform any of its obligations under this Agreement to the extent required to be performed by it prior to or on the Closing Date; or

               (iii) by Metals or by the Company, if a material breach or default shall be made by the other party in the observance or in the due and timely performance of any of the covenants or agreements contained herein, and the curing of such default shall not have been made within ten days after written notice thereof is delivered to the breaching or defaulting party by the other party.

12.     NONDISCLOSURE OF CONFIDENTIAL INFORMATION

        12.1 GENERAL. The Stockholders recognize and acknowledge that they may have had in the past, may currently have, and in the future may possibly have, access to certain confidential information of the Company and/or Metals, such as operational policies, pricing and cost policies, and other information, that are valuable, special and unique assets of the Company and/or Metals. The Stockholders agree not to disclose such confidential information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except (a) to authorized representatives of Metals, (b) following the Closing, such information may be disclosed by the Stockholders as is required in the course of performing duties for Metals or the Surviving Corporation and (c) to counsel and other advisers, provided that such advisers (other than counsel) agree to the confidentiality provisions of this Section, unless (i) such information becomes known to the public generally through no fault of the Stockholders, or (ii) disclosure is required by law or the order of any governmental authority under color of law, provided, that prior to disclosing any information pursuant to this clause (ii), the Stockholders shall, if possible, give prior written notice thereof to Metals and provide Metals with the opportunity to contest such disclosure. In the event of a breach or threatened breach by the Stockholders of the provisions of this Section, Metals shall be entitled to injunctive or other equitable relief restraining the Stockholders from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Metals from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

        12.2 EQUITABLE RELIEF. Because of the difficulty of measuring economic losses as a result of the breach of the foregoing covenants, and because of the immediate and irreparable damage that would be caused for which Metals would have no other adequate remedy, the Stockholders agree that the foregoing covenants may be enforced by injunctions, restraining orders and other appropriate equitable relief.

        12.3 SURVIVAL. The obligations of the parties under this Article shall survive the termination of this Agreement for a period of five years.

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13.     INTENDED TAX TREATMENT

        13.1   TAX-FREE REORGANIZATION.

               (a) Metals and the Stockholders are entering into this Agreement with the intention that the Merger qualify as a tax-free reorganization for federal income tax purposes, except to the extent of any "boot" received, and the Stockholders will not take any actions that disqualify the Merger for such treatment. The Stockholders represent and warrant that:

                   (i) the Company operates at least one historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Reg. 1.368-1(d) under the Code; and

                   (ii) the Stockholders have no present plan, intention or arrangement to dispose of any of the Metals Stock to be received in the Merger in a manner that would cause the Merger to violate the continuity of shareholder interest requirements set forth in Reg. Section 1.368-1 under the Code.

                   (iii) In the Merger, Metals and Newco will acquire "substantially all of the properties" of the Company within the meaning of
Section 368(a)(2)(D) of the Code (that is, in the Merger, Metals and Newco will acquire at least 90% of the fair market value of the net assets and at least 70% of the gross assets held by the Company immediately prior to the Effective
Time). For purposes of the preceding sentence, amounts paid by the Company to dissenters, amounts paid by the Company to shareholders who receive cash or other property and the Company assets used to pay its reorganization expenses and all redemptions and distributions (except for regular, normal dividends) made by the Company immediately preceding the Effective Time, pursuant to this Agreement or otherwise as part of the plan of the Merger provided for herein, will be included as assets of the Company held immediately prior to the Merger.

               (b) Metals and Newco covenant and agree as follows:

                   (i) The Surviving Corporation will continue at least one significant historic business line of the Company, or use at least a significant portion of the Company's historic business assets in a business, in each case within the meaning of Reg. Section 1.368-(1)(d) of the Code.

                   (ii) Neither Metals nor the Surviving Corporation shall take or cause to be taken any action which would disqualify the Merger as a reorganization under Sections 368(a)(1)(A) and (a)(2)(D) of the Code.

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14.     SECURITIES LAW MATTERS

        14.1 ECONOMIC RISK; SOPHISTICATION. Each Stockholder acknowledges and confirms that he or she has received and reviewed a Prospectus from Metals relating to his or her acquisition of shares of Metals Stock hereunder and fully understands the nature, scope and duration of any limitations on transfer described in this Agreement. Barry C. Quinnies represents that he has such knowledge, sophistication and experience in business and financial matters that he is capable of evaluating the merits and risks of an investment in the shares of Metals Stock, and that he can bear the economic risk of an investment in the shares of Metals Stock. Each Stockholder has had an adequate opportunity to ask questions and receive answers from the officers of Metals concerning any and all matters relating to the transactions described herein including without limitation the background and experience of the officers and directors of Metals, the plans for the operations of the business of Metals, the business, operations and financial condition of Metals, and any plans for additional acquisitions and the like. Each Stockholder has asked any and all questions in the nature described in the preceding sentence and all questions have been answered to his or her satisfaction.

        14.2 COMPLIANCE WITH LAW. Each Stockholder covenants that none of the Metals Stock will be offered, sold, assigned, hypothecated, transferred or otherwise disposed of by such Stockholder except in full compliance with all applicable provisions of the Securities Act of 1933, as amended (the "Act") and the rules and regulations of the Securities and Exchange Commission.

        14.3 CONTRACTUAL RESTRICTIONS Each Stockholder agrees that he or she will not offer, sell, assign, pledge, hypothecate, transfer or otherwise dispose of or reduce his or her risk with respect to any of the shares of Metals Stock issued to such Stockholder pursuant to this Agreement prior to the date one year after the date hereof. Certificates representing the Metals Stock issued to the Stockholders shall bear a legend or legends reflecting the foregoing restriction as well as the restrictions referred to in Section 14.2 hereof.

15.     GENERAL

        15.1 COOPERATION. The Company, the Stockholders, Metals and Newco shall each deliver or cause to be delivered to the other after the date hereof such additional instruments as the other may reasonably request for the purpose of carrying out this Agreement. The Company will cooperate and use its reasonable efforts to have the present officers, directors and employees of the Company cooperate with Metals on and after the date hereof in furnishing information, evidence, testimony and other assistance in connection with any tax return filing obligations, actions, proceedings, arrangements or disputes of any nature with respect to matters pertaining to all periods prior to the date hereof.

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        15.2 SUCCESSORS AND ASSIGNS. This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, the successors of Metals, and the heirs and legal representatives of the Stockholders.

        15.3 ENTIRE AGREEMENT. This Agreement (including the schedules, exhibits and annexes attached hereto) and the documents delivered pursuant hereto constitute the entire agreement and understanding among the Stockholders, the Company, Newco and Metals and supersede any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement, upon execution, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by the Stockholders, the Company, Newco and Metals, acting through their respective officers, duly authorized by their respective Boards of Directors.

        15.4 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

        15.5 BROKERS AND AGENTS. The Stockholders agree to pay all fees and other amounts, if any, due to any broker, if any, engaged by the Stockholders or the Company, and agree to indemnify the other parties hereto against all loss, cost, damages or expense arising out of claims for fees or commission of brokers employed or alleged to have been employed by such indemnifying party. Metals agrees to pay all fees and other amounts, if any, due to any broker, if any, engaged by Metals or Newco, and Metals agrees to indemnify the other parties hereto against all loss, cost, damages or expense arising out of claims for fees or commission of brokers employed or alleged to have been employed by Metals.

        15.6 EXPENSES. Except as otherwise provided herein, whether or not the transactions herein contemplated shall be consummated, Metals will pay the fees and expenses of Metals' representatives, accountants and counsel incurred in connection herewith, and the Company will pay the fees and expenses of the Stockholders' and the Company's representatives, accountants and counsel incurred in connection herewith. Metals or the Company shall pay any sales, use, transfer, real property transfer, recording, gains, stock transfer and other similar taxes and fees ("Transfer Taxes") imposed in connection with the Merger. Metals or the Company shall file all necessary documentation and Returns with respect to such Transfer Taxes. The Stockholders acknowledge that the Stockholders, and not the Company or Metals, will pay all taxes, if any, due upon receipt of the consideration payable to the Stockholders pursuant to this Agreement.

        15.7 NOTICES. All notices and communications required or permitted hereunder shall be in writing and may be given by depositing the same in United States mail, addressed to the party to

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be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person or by facsimile to an officer or agent of such party, as follows:

               (a) If to Metals or Newco, addressed to it at:
                   Metals USA, Inc.
                   Three Riverway, Suite 600
                   Houston, Texas  77056
                   Attn: General Counsel
                   Facsimile No. 713-965-0067

               (b) If to the Company or the Stockholders, addressed to it or them at:

                   Independent Metals Co., Inc.
                   P.O. Box 247
                   Germantown, WI 53022-0247

                   Attention Barry C. Quinnies
                   Facsimile No. 414-255-2989

                   with a copy to:

                   Robert A. Teper, Esq.
                   Michael Best & Fredrich L.L.P.
                   100 Wisconsin Avenue
                   Milwaukee, WI 53202
                   Facsimile No. 414-277-0656

or to such other address or counsel as any party hereto shall specify pursuant to this Section from time to time.

        15.8 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Wisconsin other than its principles governing conflicts of laws.

        15.9 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the parties made herein or in writing delivered pursuant to the provisions of this Agreement shall survive the consummation of the transactions contemplated hereby and any examination on behalf of the parties until the applicable Expiration Date.

        15.10 EFFECT OF INVESTIGATION; KNOWLEDGE. When a representation or warranty contained herein or in any certificate or other document delivered in connection herewith is made to the "knowledge" of the Company and the Stockholders, the phrase "to the knowledge of the Company

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and the Stockholders" means the actual (and not constructive or implied)
knowledge of Barry C. Quinnies, LeRoy E. Feireisen, Gavin Quinnies, John Schoonover and James D. Zimmermann.

        15.11 EXERCISE OF RIGHTS AND REMEDIES. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

        15.12 TIME. Time is of the essence with respect to this Agreement.

        15.13 REFORMATION AND SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

        15.14 REMEDIES CUMULATIVE. No right, remedy or election given by any term of this Agreement shall be deemed exclusive but each shall be cumulative with all other rights, remedies and elections available at law or in equity.

        15.15 CAPTIONS. The headings of this Agreement are inserted for convenience only, and shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          METALS USA, INC.

                                          By:______________________________
                                             Arthur L. French
                                             Chairman & Chief Executive Officer

                                          IM ACQUISITION CORP.

                                          By:______________________________
                                             Arthur L. French
                                             President

                                          INDEPENDENT METALS CO., INC.

                                          By:______________________________
                                             Barry C. Quinnies
                                             Chairman

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                      Stockholders:

                                ____________________________
                                Barry C. Quinnies

                                ____________________________
                                LeRoy E. Feiereisen

                                ____________________________
                                Donald H. Birney

                                ____________________________
                                Mark M. Rogers

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